                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): August 31,
                                      1998

                               -------------------

                          CONCENTRA MANAGED CARE, INC.
             (Exact name of Registrant as specified in its charter)


    Delaware                           000-22751                04-3363415
    --------                           ---------                ----------
(State or other                 (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

   312 Union Wharf
Boston, Massachusetts                                               02109
---------------------                                               -----
(Address of principal                                             (Zip code)
  executive offices)




        Registrant's telephone number, including area code: (617)367-2163
        -----------------------------------------------------------------

                                 Not Applicable
                                 --------------
                  (former address if changed since last report)


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Item 5. Other Events

The Company's Management's Discussion and Analysis of Financial Condition and Results of Operations and Consolidated Financial Statements for the Three Years Ended December 31, 1995, 1996 and 1997 have been restated to reflect the acquisition of all of the outstanding common stock of Preferred Payment Systems, Inc., on February 24, 1998. The merger was accounted for as a pooling of interests.

See CONCENTRA Managed Care, Inc.'s Management's Discussion and Analysis of Financial Condition and Results of Operations and Consolidated Financial Statements for the Three Years Ended December 31, 1995, 1996 and 1997 restated for the merger with Preferred Payment Systems, Inc. attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c) Exhibits

27.1  Financial Data Schedule

27.2  Financial Data Schedule

27.3  Financial Data Schedule

99.1 CONCENTRA Managed Care, Inc.'s Management's Discussion and Analysis of Financial Condition and Results of Operations and Consolidated Financial Statements for the Three Years Ended December 31, 1995, 1996 and 1997 restated for the merger with Preferred Payment Systems, Inc.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    CONCENTRA MANAGED CARE, INC.
                                                    (Registrant)


                                            By:    /s/ Richard A. Parr II
                                                   -----------------------------
                                            Name:  Richard A. Parr II
                                            Title: Executive Vice President,
                                                   General Counsel and Secretary

Date: August 31, 1998
---------------------



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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER
------------------------------------------------------------------------



27.1  Financial Data Schedule

27.2  Financial Data Schedule

27.3  Financial Data Schedule

99.1 CONCENTRA Managed Care, Inc.'s Management's Discussion and Analysis of
     Financial Condition and Results of Operations and Consolidated Financial
     Statements for the Three Years Ended December 31, 1995, 1996 and 1997 restated for the merger with Preferred Payment Systems, Inc.








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